Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

ADASINA SOCIAL JUSTICE ALL CAP GLOBAL ETF (JSTC)

(the “Fund”)

Listed on NYSE Arca, Inc.

Supplement dated June 13, 2024 to the

Statement of Additional Information (the “SAI”),

dated December 15, 2023

Effective June 14, 2024, the Fund intends to decrease each of the fixed creation transaction fee and the fixed redemption transaction fee from $9,500 to $7,000.

Accordingly, the following changes are made within the “Purchase and Redemption of Shares in Creation Units” section of the SAI:

The table in the sub-section, “Creation Transaction Fee,” is replaced with the following:

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$7,000	3%

The table in the sub-section, “Redemption Transaction Fee,” is replaced with the following:

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$7,000	2%

Please retain this Supplement with your SAI for future reference.